UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 17, 2005

                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


       DELAWARE                1-6948              38-1016240
    (State or other       (Commission File      (I.R.S. Employer
    jurisdiction of            Number)         Identification No.)
   incorporation or
     organization)
                      13515 Ballantyne Corporate Place

                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 17, 2005, SPX Corporation issued a press release announcing the extension of its cash tender offers for its 6 1/4% Senior Notes due 2011 and its 7 1/2% Senior Notes due 2013. The press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

Exhibit
Number     Description
------     -----------

99.1       Press Release issued March 17, 2005


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                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPX CORPORATION


Date:  March 17, 2005               By: /s/ Patrick O'Leary
                                       ---------------------------
                                       Patrick J. O'Leary
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer

                               EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99.1       Press Release issued March 17, 2005